UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2017

Neff Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36752	37-1773826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400, Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)

(305) 513-3350

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Neff Corporation (“Neff” or the “Company”) on August 17, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) on August 16, 2017 with United Rentals (North America), Inc., a Delaware corporation (“URI”), and UR Merger Sub III Corporation, a Delaware corporation and wholly-owned subsidiary of URI (“Merger Sub”). On October 2, 2017 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub was merged with and into Neff (the “Merger”), with Neff continuing as the surviving corporation and as a wholly owned subsidiary of URI. A copy of the Merger Agreement is incorporated by reference herein and is attached as Exhibit 2.1 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02. Termination of a Material Definitive Agreement.

On October 2, 2017, certain subsidiaries of the Company terminated that certain senior credit facility (the “Senior Credit Facility”) evidenced by that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of February 25, 2016 (the “Existing Credit Agreement”), among Neff LLC, Neff Holdings LLC, each of the other Credit Parties (as defined therein), the lenders and Bank of America, N.A., as administrative agent.

On October 2, 2017, certain subsidiaries of the Company also terminated the Second Lien Credit Agreement dated as of June 9, 2014 (as amended pursuant to Amendment No. 1 dated as of October 14, 2014, the “Second Lien Credit Agreement” and, together with the Senior Credit Facility, the “Credit Agreements”), among Neff Holdings LLC, Neff LLC, Neff Rental LLC, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.

In connection with the terminations of the Credit Agreements discussed above, the Company and its subsidiaries repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit Agreements.

Item 2.01       Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Merger Agreement

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), which was on the Closing Date, each share of Class A common stock, par value $0.01 per share, of Neff (the “Class A Common Stock”), including those shares issued in the Exchanges (as defined in the Merger Agreement) (other than Class A Common Stock (i) held in treasury by Neff, (ii) owned directly or indirectly by URI or any of its subsidiaries or (iii) with respect to which appraisal rights under Delaware law were properly perfected and not withdrawn (clause (iii), the “Dissenting Shares”)) was cancelled and converted, in accordance with the Merger Agreement, into the right to receive an amount of cash equal to $25.00 (the “Merger Consideration”).

Treatment of Company Equity Awards

In addition, at the Effective Time, each outstanding option to purchase a share of Class A Common Stock (the “Company Stock Options”), was cancelled and ceased to be outstanding and the holder of such Company Stock Option became entitled to receive (i) in the case of each unvested Company Stock Option, a substitute stock option on the same terms to purchase United Rentals, Inc. common stock and (ii) in the case of each vested Company Stock Option, an amount in cash (less applicable tax withholdings) equal to the product of

(a) the Merger Consideration, minus the per share exercise price for the Class A Common Stock issuable under such Company Stock Option (or portion thereof), multiplied by (b) the number of shares of Class A Common Stock subject to such Company Stock Option (or portion thereof) as of the Effective Time.

At the Effective Time, each restricted stock unit award in respect of shares of Class A Common Stock that was outstanding as of the Effective Time granted by Neff, whether vested or unvested (each, a “Company Restricted Stock Unit Award” and, together with Company Stock Options, the “Company Equity Awards”) was cancelled and ceased to be outstanding and the holder of such Company Restricted Stock Unit Award became entitled to receive: (i) in the case of each unvested Company Restricted Stock Unit Award, time-vesting restricted stock units of United Rentals, Inc. common stock equal to the product of (x) the number of shares of Class A Common Stock with respect to which such Company Restricted Stock Unit Award was unvested as of immediately prior to the Effective Time and (y) the Exchange Ratio (as defined in the Merger Agreement); and (ii) in the case of each vested Company Restricted Stock Unit Award, an amount of cash (less applicable tax withholdings) within ten days after the Closing Date equal to the product of (a) the Merger Consideration, multiplied by (b) the number of shares of Class A Common Stock with respect to which such Company Restricted Stock Unit Award was so vested as of immediately prior to the Effective Time.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of the Merger Agreement is incorporated by reference herein and is attached as Exhibit 2.1 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017.

On August 16, 2017, the Board of Directors of Neff approved and adopted an amendment to the Neff Corporation 2014 Incentive Award Plan (the “2014 Plan Amendment”) providing additional protections in the event of termination “without cause” or resignation for “good reason” as defined in the 2014 Plan Amendment. The 2014 Plan Amendment became effective immediately prior to the consummation of the Merger.

The foregoing description of the 2014 Plan Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the 2014 Plan Amendment, which is incorporated by reference herein and is attached as Exhibit 10.3 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017.

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Neff notified the New York Stock Exchange (“NYSE”) that the Merger had been completed, requested that trading in the Class A Common Stock be suspended, and requested that NYSE file a delisting application of Form 25 with the SEC to report the delisting of the Class A Common Stock from NYSE and to deregister the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Class A Common Stock ceased to trade on NYSE before the market opened on the Closing Date. By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

Neff intends to file with the SEC a certification and notice of termination on Form 15 requesting the suspension of its reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03       Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all issued and outstanding shares of Class A Common Stock, including those shares issued in the Exchanges (other than Class A Common Stock (i) held in treasury by Neff, (ii) owned directly or indirectly by URI or any of its subsidiaries or (iii) Dissenting

Shares) were automatically cancelled and converted into the right to receive the Merger Consideration and, accordingly, the holders of such Class A Common Stock ceased to have any rights in Neff as stockholders, other than the right to receive the Merger Consideration, or with respect to stockholders holding Dissenting Shares, appraisal rights.

Item 5.01       Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of Neff occurred, and Neff became a wholly owned subsidiary of URI.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Upon consummation of the Merger, in accordance with the terms of the Merger Agreement, all of the directors of Neff ceased to be directors, and all of the directors of Merger Sub immediately prior to the Effective Time became the directors of Neff effective as of, and immediately following, the Effective Time. No director was terminated or resigned because of any disagreement with Neff on any matter relating to its operations, policies or practices.  In connection with the consummation of the Merger, all of the officers of Neff voluntarily resigned, and the officers of Merger Sub immediately prior to the Effective Time were appointed as the officers of Neff effective as of, and immediately following the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of August 16, 2017, by and among United Rentals (North America), Inc., UR Merger Sub III Corporation and Neff Corporation (which is incorporated by reference to Exhibit 2.1 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017).*

3.1	Second Amended and Restated Certificate of Incorporation of Neff Corporation.

3.2	Second Amended and Restated Bylaws of Neff Corporation.

10.1	First Amendment to Neff Corporation 2014 Incentive Award Plan (which is incorporated by reference to Exhibit 10.3 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017).

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Neff agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request, subject to Neff’s right to request confidential treatment of any requested schedule or exhibit.

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of August 16, 2017, by and among United Rentals (North America), Inc., UR Merger Sub III Corporation and Neff Corporation (which is incorporated by reference to Exhibit 2.1 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017).*

3.1	Second Amended and Restated Certificate of Incorporation of Neff Corporation.

3.2	Second Amended and Restated Bylaws of Neff Corporation.

10.1	First Amendment to Neff Corporation 2014 Incentive Award Plan (which is incorporated by reference to Exhibit 10.3 to Neff’s Current Report on Form 8-K filed with the SEC on August 17, 2017).

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Neff agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request, subject to Neff’s right to request confidential treatment of any requested schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFF CORPORATION

Date: October 2, 2017	By:	/s/ Joli L. Gross
Joli L. Gross
Vice President, General Counsel and Corporate Secretary